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                                                                 EXHIBIT 10.1(d)


                      THIRD AMENDMENT TO CREDIT AGREEMENT


         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of November 9, 1993, is made and entered into by and among HECLA MINING COMPANY, a Delaware corporation ("Hecla"), together with its wholly-owned subsidiaries, COLORADO AGGREGATE COMPANY OF NEW MEXICO INC., a New Mexico corporation ("CAC"), KENTUCKY-TENNESSEE CLAY COMPANY, a Delaware corporation ("K-T Clay"), K-T FELDSPAR CORPORATION, a North Carolina corporation ("K-T Feldspar") (Hecla, CAC, K-T Clay and K-T Feldspar are referred to herein collectively as the "Borrowers" and individually as a "Borrower"), the banks named on the signature pages hereto (collectively, the "Banks" and each individually, a "Bank"), and MASE WESTPAC LIMITED, NEW YORK BRANCH, a New York State licensed branch of Mase Westpac Limited, an authorized institution under the Banking Act of 1987 in England, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         WHEREAS, the Borrowers, certain banks and the Agent entered into a Credit Agreement, dated as of January 25, 1993, as amended April 12, 1993 and August 11, 1993 (such Credit Agreement as so amended, the "Credit Agreement"), pursuant to which the banks party thereto agreed, subject to the terms and conditions of the Credit Agreement, to provide financing to the Borrowers in an aggregate amount not to exceed at any time the lesser of Twenty-Four Million Dollars ($24,000,000), as such amount is reduced from time to time pursuant to the terms of the Credit Agreement, or the Borrowing Base (as defined in the Credit Agreement); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement to increase the maximum limit for borrowing and to make certain other amendments to the Credit Agreement and other Loan Documents as provided herein;

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration (including without limitation the consideration recited in the Credit Agreement), the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         2. Addition of New Bank; Reallocation of Banks' Interests in Credit. Each Bank shall be deemed a Bank (as defined in the Credit Agreement) for all purposes under the Credit Agreement and the other Loan Documents, each as amended hereby, to the extent of such Bank's interest as set forth opposite such Bank's name on the





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signature pages hereto.  Each Bank shall have the same rights and benefits as against the Borrowers and the same obligations to the Borrowers as it would have had as if it were a Bank (as defined in the Credit Agreement) to the extent of its interest as set forth opposite such Bank's name on the signature pages hereto, or if such Bank was an original Bank under the Credit Agreement, as if its interest under the Credit Agreement were the same as that set forth opposite such Bank's name on the signature pages hereto. All references in the Credit Agreement and the other Loan Documents, each as amended hereby, to the Banks shall as of the effective date hereof and thereafter be construed as a reference to the Banks named on the signature pages hereto, each to the extent of its interest as set forth opposite such Bank's name on the signature pages hereto. All references in the Credit Agreement and the other Loan Documents to any Bank's pro rata share of the Commitment or of any Advances and all references of similar import shall be deemed to be a reference to such Bank's pro rata share as set forth opposite such Bank's name on the signature pages hereto.

         3. Amendments to Credit Agreement.

                 (a) The Second Recital on page 1 of the Credit Agreement is hereby amended by replacing the phrase "TWENTY-FOUR MILLION DOLLARS ($24,000,000)" with the phrase "THIRTY MILLION DOLLARS ($30,000,000)".

                 (b)      The definition of "AVAILABILITY PERIOD" in Section
1.1 of the Credit Agreement is hereby amended by replacing the date "DECEMBER 31, 1994" with the date "DECEMBER 31, 1996".

                 (c) The definition of "BASE COMMITMENT" in Section 1.1 of the Credit Agreement is hereby amended by replacing the amount "$24,000,000" with the amount "$30,000,000".

                 (d)      Clause (e) of the definition of "BORROWING BASE" in
Section 1.1 of the Credit Agreement is hereby amended by replacing the phrase "ONE HUNDRED PERCENT (100%) OF THE VALUE OF EACH BORROWER'S ELIGIBLE CASH EQUIVALENTS" with the phrase "ONE HUNDRED PERCENT (100%) OF THE VALUE OF EACH BORROWER'S ELIGIBLE CASH EQUIVALENTS THAT ARE SUBJECT TO A VALID AND ENFORCEABLE PERFECTED FIRST PRIORITY SECURITY INTEREST OR LIEN IN FAVOR OF THE AGENT".

                 (e)      The definition of "ELIGIBLE INVESTMENTS" in Section
1.1 of the Credit Agreement is hereby amended by replacing the phrase "[MAJORITY BANKS]" with the phrase "MAJORITY BANKS".

                 (f) Clause (e)(ii) of the definition of "ELIGIBLE RECEIVABLES" in Section 1.1 of the Credit Agreement is hereby amended by replacing the phrase "SUBPARAGRAPH (C)(I)" with the phrase "SUBPARAGRAPH
(E)(I)".

                 (g)      The definition of "INITIAL REDUCTION DATE" in Section
1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:





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                 "INITIAL REDUCTION DATE" MEANS DECEMBER 31, 1995.

                 (h) Section 2.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 SECTION 2.7 REPAYMENT OF ADVANCES DUE TO SCHEDULED REDUCTIONS OF BASE COMMITMENT. ON EACH OF THE DATES (A "REDUCTION DATE") SET FORTH IN THE SCHEDULE SET FORTH BELOW (THE "COMMITMENT REDUCTION SCHEDULE"), THE BASE COMMITMENT SHALL BE REDUCED TO THE AMOUNT SET OUT OPPOSITE SUCH DATE IN THE THIRD COLUMN OF THE COMMITMENT REDUCTION SCHEDULE AND, IF THE SUM OF THE OUTSTANDING PRINCIPAL BALANCE OF ALL ADVANCES MADE UNDER THIS ARTICLE 2 EXCEEDS THE RESULTING COMMITMENT ON SUCH DATE, THE BORROWERS SHALL REPAY AN AMOUNT OF DOLLARS EQUAL TO SUCH EXCESS. THE COMMITMENT REDUCTION SCHEDULE SHALL BE AS FOLLOWS:

                 SCHEDULED                            BASE                      BASE
                 REDUCTION                         COMMITMENT                COMMITMENT
                    DATE                           REDUCTION                 OUTSTANDING
                 ---------                         ----------                -----------
                 12/31/95                          $3,750,000                $26,250,000
                 03/31/96                           3,750,000                 22,500,000
                 06/30/96                           3,750,000                 18,750,000
                 09/30/96                           3,750,000                 15,000,000
                 12/31/96                          15,000,000                    -0-

                 (i) Section 2.9(b) of the Credit Agreement is hereby amended by replacing the phrase "THEN TO PRINCIPAL PRO RATA OVER THE AMOUNTS OWING ON THE THEN-REMAINING SCHEDULED REDUCTION DATES AS SET FORTH IN SECTION
2.7 HEREOF" with the phrase "THEN TO PRINCIPAL".

                 (j) The proviso of Section 4.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         PROVIDED, HOWEVER, THAT WITH RESPECT TO THE SECURITY INTEREST IN CASH EQUIVALENTS, THE BORROWERS SHALL BE OBLIGATED ONLY TO USE THEIR BEST EFFORTS TO PERFECT SUCH SECURITY INTEREST.

                 (k) Section 12.11 of the Credit Agreement is hereby amended by replacing the phrase "TANGIBLE NET WORK" with the phrase "TANGIBLE NET WORTH".

         4. Amendments to Security Agreement. The proviso of Section 4.1(a) of the Security Agreement is hereby amended in its entirety to read as follows:

         PROVIDED, HOWEVER, THAT WITH RESPECT TO THE SECURITY INTEREST IN CASH EQUIVALENTS UNDER SECTION 2.1(E) HEREOF, THE PARTIES AGREE THAT THE BORROWERS SHALL BE OBLIGATED ONLY TO USE THEIR BEST EFFORTS TO PERFECT SUCH SECURITY INTEREST;

         5. Amendment to Other Loan Documents. The parties hereby agree that the other Loan Documents shall be amended to the extent





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necessary to conform to and be consistent with the amendments herein contained.

         6. Amendment Fee. The Borrowers shall pay the Banks an amendment fee equal to one-half of one percent (0.5%) of each Bank's pro rata share of the Commitment as set forth opposite such Bank's name on the signature pages hereto. Such fee shall be due and payable upon the execution and delivery of this Third Amendment.

         7. Representations and Warranties. Each Borrower hereby certifies as of the date hereof that the representations and warranties contained in Article 8 of the Credit Agreement and any other Loan Document executed and delivered in connection therewith to which it is a party are true and accurate in all material respects as though made on and as of the date hereof, except that Kingswood Resources Inc. should be added to and Acadia Mineral Ventures Limited should be deleted from Schedule 1 to the Credit Agreement.

         8. Conditions to Effectiveness of Third Amendment. This Third Amendment shall become effective and binding on the parties hereto upon receipt by the Agent of each of the following, in form and substance reasonably satisfactory to Majority Banks:

                 (a) counterparts of this Third Amendment duly executed by each of the Borrowers, the Agent and the Banks;

                 (b) a Note for each Bank duly executed by the Borrowers evidencing such Bank's pro rata share of the Commitment as set forth opposite such Bank's name on the signature pages hereto;

                 (c)      an opinion or opinions of counsel for the Borrowers;

                 (d) a copy of a resolution or resolutions passed by the Board of Directors of each Borrower, certified by the Secretary or an Assistant Secretary of such Borrower as of a recent date as being in full force and effect on such date, authorizing the increase of the maximum limit for borrowing provided hereby and the execution, delivery and performance of this Third Amendment and the other Loan Documents to which it is or will be a party in connection herewith;

                 (e) evidence that the amendment fees provided for herein have been paid in full; and

                 (f) such other evidence as Majority Banks may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all proceedings in connection herewith and compliance with the conditions set forth in this Third Amendment.

         9. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which when so executed, irrespective of the date of its execution and delivery, shall be deemed an





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original, and all such counterparts together shall constitute one and the same instrument.

         10. Governing Law; Descriptive Headings. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         11. Succession; Assignment. This Third Amendment shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. The rights and obligations hereunder may be assigned only in accordance with the assignment provisions of the Credit Agreement.

         12. References to Credit Agreement. Except as expressly provided in this Third Amendment and the amendments to the other Loan Documents contemplated hereby, the terms, provisions, conditions and agreements of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. On and after the effectiveness of the amendments to the Credit Agreement and the other Loan Documents contemplated hereby, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Credit Agreement in any Note or other Loan Document, or other agreement, document or instrument executed and delivered pursuant to the Credit Agreement, shall be deemed a reference to the Credit Agreement as so amended.

         13. No Other Modifications; Same Indebtedness. The modifications effected by this Third Amendment shall not be deemed to provide for or effect a repayment to and re-advance of any of the Advances by any Bank now outstanding, it being the intention of the parties that the Advances outstanding under the Credit Agreement, as amended by this Third Amendment, be and are the same Advances outstanding under the Credit Agreement immediately prior to the effectiveness hereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Third Amendment to be executed and delivered by its duly authorized officers and representatives as of the date first above written.

THE BORROWERS:

HECLA MINING COMPANY


By: /s/ Joseph T. Heatherly
Name:   J.T. Heatherly
Title:  Vice President - Controller

ATTEST:

By: /s/ Michael B. White
Name:   Michael B. White
Title:  Secretary





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COLORADO AGGREGATE COMPANY OF
NEW MEXICO INC.


By: /s/ J.T. Heatherly
Name:   Joseph T. Heatherly
Title:  Vice President

ATTEST:

By: /s/ Michael B. White
Name:   Michael B. White
Title:  Secretary


KENTUCKY-TENNESSEE CLAY COMPANY


By: /s/ J.T. Heatherly
Name:   Joseph T. Heatherly
Title:  Vice President - Controller

ATTEST:

By: /s/ Nathaniel K. Adams
Name:   Nathaniel K. Adams
Title:  Assistant Secretary

K-T FELDSPAR CORPORATION


By: /s/ J.T. Heatherly
Name:   Joseph T. Heatherly
Title:  Vice President - Controller

ATTEST:

By: /s/ Michael B. White
Name:   Michael B. White
Title:  Secretary





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THE AGENT:

MASE WESTPAC LIMITED, NEW YORK
BRANCH, as Agent

By:--------------------------------
Name:------------------------------
Title:-----------------------------


By:--------------------------------
Name:------------------------------
Title:-----------------------------


THE BANKS:
- ---------

MASE WESTPAC LIMITED, NEW YORK             Amount: $7,500,000
BRANCH, as a Bank                          Percentage: 25%

By:--------------------------------
Name:------------------------------
Title:-----------------------------


By:--------------------------------
Name:------------------------------
Title:-----------------------------

NATIONSBANK OF TEXAS, N.A.                 Amount: $7,500,000
                                           Percentage: 25%
By:--------------------------------
Name:------------------------------
Title:-----------------------------

SEATTLE-FIRST NATIONAL BANK                Amount: $6,000,000
                                           Percentage: 20%
By:--------------------------------
Name:------------------------------
Title:-----------------------------

THE BANK OF NOVA SCOTIA                    Amount: $6,000,000
                                           Percentage: 20%

                                           Address for notices:
By:--------------------------------
Name:------------------------------        101 California St., 48th Floor
Title:-----------------------------        San Francisco, CA  94111
                                           Attention:
                                           Facsimile: 415-397-0791
                                           Telephone: 415-986-1100





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BANK OF AMERICA IDAHO, N.A.                Amount: $1,000,000
                                           Percentage: 3-1/3%
By:--------------------------------
Name:------------------------------
Title:-----------------------------

WEST ONE BANK, IDAHO                       Amount: $2,000,000
                                           Percentage: 6-2/3%
By:--------------------------------
Name:------------------------------
Title:-----------------------------



ACKNOWLEDGED AND AGREED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

By:--------------------------------
Name:------------------------------
Title:-----------------------------





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